UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2009

United Community Banks, Inc.
 (Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Highway 515, P.O. Box 398 Blairsville, Georgia	30512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 781-2265

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On July 24, 2009, United Community Banks, Inc. (the “Registrant”) issued a news release announcing its financial results for the quarter ended June 30, 2009 (the “News Release”). The News Release, including financial schedules, is attached as Exhibit 99.1 to this report. In connection with issuing the News Release, on July 24, 2009 at 11:00 a.m. EST, the Registrant intends to hold a conference call/webcast to discuss the News Release. In addition to the News Release, during the conference call the Registrant intends to discuss certain financial information contained in the Second Quarter 2009 Investor Presentation (the “Investor Presentation”) which will be posted to the Registrant’s website. The Investor Presentation is attached as Exhibit 99.2 to this report.

The presentation of the Registrant’s financial results included operating performance measures and core earnings measures, which are measures of performance determined by methods other than in accordance with generally accepted accounting principles, or GAAP. Management included non-GAAP operating performance and core earnings measures because it believes it is useful for evaluating the Registrant’s operations and performance over periods of time, and uses operating performance and core earnings measures in managing and evaluating the Registrant’s business and intends to use it in discussions about the Registrant’s operations and performance. Operating performance measures for the second quarter of 2009 exclude the effects of a $11.4 million non-recurring gain from the acquisition of Southern Community Bank that resulted from a bargain purchase. Operating performance measures for the first six months of 2009 also exclude the effects of a $70 million non-cash goodwill impairment charge and $2.9 million in non-recurring severance charges related to a reduction in workforce because management feels that the two expense items are non-recurring in nature and do not reflect overall trends in the Registrant’s earnings. Additionally, core earnings measures exclude credit related costs such as the provision for loan losses and foreclosed property expense, securities gains and losses, income taxes and other items of a non-recurring nature. Core earnings are useful in evaluating the underlying earnings performance trends of the Registrant. Management believes these non-GAAP performance measures may provide users of the Registrant’s financial information with a meaningful measure for assessing the Registrant’s financial results and comparing those financial results to prior periods.

Operating performance and core earnings measures should be viewed in addition to, and not as an alternative or substitute for, the Registrant’s performance measures determined in accordance with GAAP, and is not necessarily comparable to non-GAAP performance measures that may be presented by other companies.
Item 9.01	Financial Statements and Exhibits
(a) Financial statements: None (b) Pro forma financial information: None (c) Exhibits:
99.1 Press Release, dated July 24, 2009 99.2 Investor Presentation, Second Quarter 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Rex S. Schuette

July 24, 2009	Rex S. Schuette Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 24, 2009

99.2	Investor Presentation, Second Quarter 2009